EXHIBIT 10.32

STOCK PURCHASE AGREEMENT

The undersigned purchaser (the “Purchaser” or “subscriber”) has been advised that  Optex Systems Holdings, Inc. (the “Company”), is offering  to sell up to 25,000,000 shares  to a limited number of U.S. persons at an offering price of  $.01 per share on a best efforts-no minimum basis and agrees to by the number of shares at the price set forth in his signature block below.   The Company agrees to sell to Purchaser the number of shares of its common stock at the price set forth in the Purchaser’s signature block below.

1.              Purchaser’s Representations. In connection with his subscription, the Purchaser represents and warrants to the Company and each of its officers, directors and affiliates that he:

 (a)           has been given the opportunity to ask questions and received answers from the officers and directors of the Company with respect to the Common Stock, the business of the Company and any other matters which he considered to be material to his investment decision (only to the extent that the matters discussed are publicly available and were publicly available prior to asking such questions), all such questions have been answered to his full satisfaction;

 (b)           has reviewed the disclosures of the Company as were publicly available at the time of review;

 (c)           is purchasing the Common Stock without being furnished any offering literature or prospectus other than the Company’s registration statement on Form S-1 to which this agreement is attached as an exhibit as available on the SEC website; and

 (d)           has sufficient financial and other resources to provide for his anticipated financial needs and has no need for liquidity with respect to his investment in the Common Stock; is an “accredited investor” as such term is defined under Regulation D promulgated under the Securities Exchange Act of 1934; and understands and acknowledges that this investment will be long term and is, by nature, highly speculative.

2.              The Company’s Representations. In connection with the Purchaser’s subscription the Company represents to the Purchaser and each of his affiliates:

 (a)           The Company is a corporation duly organized, validly existing, and in good standing under the, laws of Delaware with full corporate power and authority to own its properties and conduct its business, and is duly qualified to conduct the business in which it is engaged in all jurisdictions where the conduct of its business requires qualification, except those jurisdictions where the failure to be qualified would not have a material adverse effect on the business or financial condition of the Company;

(b)            The issuance and sale of the Common Stock has been duly and validly authorized by all required corporate action of the Company and will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, or other evidence of indebtedness, lease, contract, or other agreement or instrument to which the Company is a party or by which the property of the Company is bound, (ii) the Company’s certificate of incorporation or bylaws, or (iii) any statute or any order, rule, or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties;

 (c)           Upon delivery to the Purchaser, the Common Stock will be validly issued, fully paid, nonassessable, and free of preemptive rights; and

 (d)           There are no material legal or governmental proceedings pending or threatened to which the Company is a party or of which the business or property of the Company is the subject that are not disclosed in materials previously provided to the undersigned subscriber.

 3.             Notices. All notices or other communications shall be sent to the Company at the address shown on the S-1 registration statement and to the subscriber at the address listed on the signature page hereto.

4.              Disputes. In the event a dispute between the parties hereto arises out of, in connection with, or with respect to this Stock Purchase Agreement, or any breach thereof, such dispute shall,  are, or may be, required or permitted to be given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.  The parties agree to submit to the jurisdiction of any court in the County of New Castle, State of Delaware with regard to any dispute arising hereunder.

5.              Governing Law. The Purchaser’s rights as a stockholder of the Company shall be construed in accordance with the laws of the State of Delaware and the Company’s Articles of Incorporation and by-laws. The legality of the offer and sale of the Company’s Common Stock evidenced by this Stock Purchase Agreement and Investment Representation Letter shall be construed in accordance with and governed by the laws of the State of Delaware.

Please mail this document with a check for the full subscription amount payable to Optex Systems Holdings, Inc. to:  Optex Systems Holdings, Inc., 1420 Presidential Drive, Richardson, TX 75081, attn: Karen Hawkins, Vice President of Finance.

IN WITNESS WHEREOF, the Purchaser and the Company have executed this Stock Purchase Agreement on this ______ day of _________________, 2011.

(Signature of Purchaser)                                                                (Name Printed)

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( Address in full )

$ amount subscribed for:_________________________

Number of shares subscribed for:
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OPTEX SYSTEMS HOLDINGS, INC.

By:
Name:
Title: